AMENDED AND RESTATED

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

March 19, 2007

Fidelity Transfer Company
1800 South West Temple, Suite 301
Salt Lake City, Utah 84115

RE: DEEP FIELD TECHNOLOGIES, INC.

Ladies and Gentlemen:

The parties hereto entered into Irrevocable Transfer Agent Instructions on August 13, 2004 (the “August Agreement”). This Amended and Restated Irrevocable Transfer Agent Instructions shall amend and replace the August Agreement.

Reference is made to that certain Securities Purchase Agreement, dated August 13, 2004 (the “August Securities Purchase Agreement”), by and between Deep Field Technologies, Inc., a New Jersey corporation (the “Company”) and the Buyers set forth on Schedule I attached thereto (collectively the “Buyer”), pursuant to which the Company has sold to the Buyer Four Hundred Thousand Dollars ($400,000) of the Company’s secured convertible debentures (the “August Debentures”), which were to be convertible into shares of the Company’s Class A common stock, no par value per share (the “Common Stock”). Of the August Debentures, Two Hundred Thousand Dollars ($200,000) was funded on August 13, 2004 and Two Hundred Thousand was funded on November 17, 2004, each pursuant to the August Securities Purchase Agreement. The August Debentures were subsequently surrendered and the Company issued to the Buyer a Promissory Note dated February 28, 2005 in the amount of Five Hundred Thousand Dollars ($500,000) (the “February Note”), of which Four Hundred Thousand Dollars ($400,000) was funded pursuant to the surrendered August Debentures and the subsequently terminated August Securities Purchase Agreement, and One Hundred Thousand Dollars ($100,000) was funded on February 28, 2005 pursuant to the February Note. On or about March 1, 2007, the Company issued to the Buyer Secured Convertible Debenture No. DPFD 3-3 (herein “Debenture 3”) in the amount of Six Hundred Thirteen Thousand Nine Hundred Seventeen Dollars and Eighty-One Cents ($613,917.81), of which Five Hundred Thousand Dollars ($500,000) represented principal due and unpaid pursuant to the February Note and One Hundred Thirteen Thousand Nine Hundred Seventeen Dollars and Eighty-One Cents ($113,917.81) represented interest accrued thereon to date. Debenture 3 was issued in sole consideration for the surrender of the February Note.

Reference is further made to that certain assignment and assumption agreement (the “Assignment”), entered into by and between the Company and Mayflower Auto Group, LLC (herein “Mayflower”) on or about February 13, 2007, wherein the Company agreed to assume all liabilities of Mayflower, specifically but not necessarily limited to, the Promissory Note in the amount of One Million Eight Hundred Fifty Thousand Dollars ($1,850,000) entered into by and between Mayflower and the Buyer on or about September 15, 2005 (the “September 2005 Note”) and the Promissory Note in the amount of One Million Five Hundred Thousand Dollars ($1,500,000) entered into by and between Mayflower and the Buyer on or about September 29, 2006 (the “September 2006 Note”).

Pursuant to the Assignment and in sole consideration for the surrender of the September 2005 Note, the Company issued to the Buyer Secured Convertible Debenture No. DPFD 3-1 (herein “Debenture 1”) in the amount of Two Million One Hundred Ten Thousand Nine Hundred Twenty-Six Dollars and Three Cents ($2,110,926.03), representing the principal balance of the September 2005 Note, or One Million Eight Hundred Fifty Thousand Dollars ($1,850,000), as well as Two Hundred Sixty Thousand Nine Hundred Twenty-Six Dollars and Three Cents ($260,926.03) of interest accrued thereon.

In addition, pursuant to the Assignment and in sole consideration for the surrender of the September 2006 Note, the Company issued to the Buyer Secured Convertible Debenture No. DPFD 3-2 (herein “Debenture 2”) in the amount of One Million Five Hundred Fifty-Six Thousand Seven Hundred Twelve Dollars and Thirty-Three Cents ($1,556,712.33), representing the principal balance of the September 2006 Note, or One Million Five Hundred Thousand Dollars ($1,500,000), as well as Fifty-Six Thousand Seven Hundred Twelve Dollars and Thirty-Three Cents ($56,712.33) of interest accrued thereon.

Reference is also hereby made to the Securities Purchase Agreement, dated March __, 2007 (the “March Securities Purchase Agreement”) by and between the Company and the Buyer. Pursuant to the March Securities Purchase Agreement, the Company shall sell to the buyer Eight Hundred Thousand Dollars ($800,000) of the Company’s Secured Convertible Debentures (the “March Debentures”) and that certain Pledge and Escrow Agreement (the “Pledge Agreement”) of even date herewith, by and among Mr. Chuen Kin Quek, the Company, the Buyers and David Gonzalez, Esq., as escrow agent (the “Escrow Agent”) pursuant to which Mr. Chuen Kin Quek has pledged the Pledged Shares (as defined therein) of the Company’s Class B common stock, par value $0.01 per share (the “Escrow Shares”) which are convertible into shares of Common Stock as set forth in the Securities Purchase Agreement.

Reference is hereby made to Debenture 1, Debenture 2, Debenture 3 and the March Debentures (collectively referred to as the “Debentures”), which are convertible into shares of the Common Stock at the Buyers discretion.

These instructions relate to the proposed stock issuances or transfers related to the Debentures. The purpose of these Amended and Restated Irrevocable Transfer Agent Instructions is to record the change in domicile of the Company as well as the Assignment with Mayflower and subsequent issuance of additional Debentures to the Buyer pursuant to the Assignment and the March Securities Purchase Agreement.

The Company has agreed to issue to the Buyer shares of Common Stock upon conversion of the Debentures (“Conversion Shares”) plus the shares of Common Stock to be issued to the Buyer upon conversion of accrued interest and liquidated damages into Common Stock (the “Interest Shares”).

This letter shall serve as our irrevocable authorization and direction to Fidelity Transfer Company (the “Transfer Agent”) (provided that the Transfer Agent is acting as the transfer agent of the Company at such time) to do the following:

1.  Conversion Shares.

a.
Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares and the Interest Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the “Conversion Notice”), in the form attached to the Debentures, delivered on behalf of the Company to the Transfer Agent by the Escrow Agent. Upon receipt of a Conversion Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designee(s), for the number of shares of Common Stock to which the Buyers shall be entitled as set forth in the Conversion Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer’s or its designees’ balance account with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof “Trading Day” shall mean any day on which the Nasdaq Market is open for customary trading.

b.
The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares and Interest Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

c.
In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

d.
Instructions Applicable to David Gonzalez. Upon David Gonzalez’s receipt of a properly completed conversion notice substantially in the form attached as an exhibit to the Debentures, David Gonzalez shall, within one (1) Trading Day thereafter, send to the Transfer Agent a Conversion Notice in the form attached to the Debentures, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of these instructions.

2. Escrowed Shares.

e.
With respect to the Escrowed Shares, upon an event of default as set forth in the Pledge Agreement, the Escrow Agent shall send written notice to the Transfer Agent (“Escrow Notice”) to transfer such number of Escrow Shares as set forth in the Escrow Notice to the Buyers. Upon receipt of an Escrow Notice, the Transfer Agent shall promptly transfer such number of Escrow Shares to the Buyers as shall be set forth in the Escrow Notice delivered to the Transfer Agent by the Escrow Agent. Further, the Transfer Agent shall promptly transfer such shares from the Buyers to any subsequent transferee promptly upon receipt of written notice from the Buyers or their counsel. If the Escrow Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Escrow Shares shall bear the legend set forth in Section 1(b) herein.

f.
In the event that counsel to the Company fails or refuses to render an opinion as may be required by the Transfer Agent to affect a transfer of the Escrow Shares (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitles to rely on such opinion for the purpose of transferring the Escrow Shares.

2. All Shares.

a.
The Transfer Agent shall reserve for issuance to the Buyer the Conversion Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

b.
The Transfer Agent shall rely exclusively on the Conversion Notice or Escrow Notice and shall have no liability for relying on such instructions. Any Conversion Notice or Escrow Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

c.
The Company hereby confirms to the Transfer Agent and the Buyer that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

3.  Certain Notice Regarding the Escrow Agent.

a.
The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyer, a partner of the general partner of the Buyer and counsel to the Buyer in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyer and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

b.	The Company hereby agrees that it shall not replace the Transfer Agent as the Company’s transfer agent without the prior written consent of the Buyer.

c.
Any attempt by Transfer Agent to resign as the Company’s transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

d.
The Company herby confirms and the Transfer Agent acknowledges that while any portion of the Debenture remains unpaid and unconverted, the Company and the Transfer Agent shall not, without the prior consent of the Buyer, (i) issue any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock’s fair market value determined immediately prior to its issuance, (iii) issue any S-8 shares of the Company’s Common Stock.

e.
The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

f.
The Company and the Transfer Agent acknowledge that the Buyer is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyer would not purchase the Debentures.

g.
Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

DEEP FIELD TECHNOLOGIES, INC.

By: /s/ Fred Griffin
Name: Fred Griffin
Title: Chief Financial Officer

ESCROW AGENT:
/s/ David Gonzalez, Esq.
David Gonzalez, Esq.

FIDELITY TRANSFER COMPANY

By: /s/ Kevin Kapaunik

Name: Kevin Kapaunik
Title: Authorized Person

SCHEDULE I

SCHEDULE OF BUYERS

Name	Signature	Address/Facsimile Number of Buyer

Cornell Capital Partners, L.P.	By: Yorkville Advisors, LLC	101 Hudson Street - Suite 3700
	Its: Investment Manager	Jersey City, NJ 07302
Facsimile: (201) 985-8266

	By: /s/ Mark A. Angelo	With a copy to:
	Name: Mark A. Angelo	David Gonzalez, Esq. 101 Hudson Street, Suite 3700
	Its: Portfolio Manager	Jersey City, NJ 07302
Attention: David Gonzalez, Esq.
Facsimile: (201) 985-8266

SCHEDULE I-1

EXHIBIT II

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

_________, 2007

Fidelity Transfer Company
1800 South West Temple, Suite 301
Salt Lake City, Utah 84115

Attention:

RE: DEEP FIELD TECHNOLOGIES, INC. f/k/a (iVOICE TECHNOLOGY II, INC.)

Ladies and Gentlemen:

We are counsel to Deep Field Technologies, Inc. (, a New Jersey corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the “Buyer”) pursuant to which the Company has agreed to sell to the Buyer up to        of secured convertible debentures, which shall be convertible into shares (the “Conversion Shares”) of the Company’s Class A common stock, no par value per share (the “Common Stock”), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, of even date herewith, with the Buyer (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on     , 2007, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at 5:00 P.M. on     , 2007 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

EXHIBIT II-1

The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

Very truly yours,

[COMPANY COUNSEL]

By:

EXHIBIT II-2

EXHIBIT III

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF OPINION

________________ 2007

VIA FACSIMILE AND REGULAR MAIL

Fidelity Transfer Company
1800 South West Temple, Suite 301
Salt Lake City, Utah 84115

Attention:

RE: DEEP FIELD TECHNOLOGIES, INC. (f/k/a iVOICE TECHNOLOGY II, INC.)

Ladies and Gentlemen:

We have acted as special counsel to Deep Field Technologies, Inc. (the “Company”), in connection with the registration of ___________shares (the “Shares”) of its common stock with the Securities and Exchange Commission (the “SEC”). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company’s Registration Statement on Form SB-2, as amended (the “Registration Statement”), filed by the Company with the SEC on _________ ___, 2007. The Company filed the Registration Statement on behalf of certain selling stockholders (the “Selling Stockholders”). This opinion relates solely to the Selling Shareholders listed on Exhibit “A” hereto and number of Shares set forth opposite such Selling Stockholders’ names. The SEC declared the Registration Statement effective on __________ ___, 2007.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading “Selling Stockholders” in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

EXHIBIT III-1

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Pacific Stock Transfer may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit “A” hereto.

This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

[COMPANY COUNSEL]

EXHIBIT III-2

EXHIBIT “A”

(LIST OF SELLING STOCKHOLDERS)

Name:	No. of Shares:

EXHIBIT A-1